Impairment of Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2021
Impairment of Intangible Assets and Goodwill
Impairment of Intangible Assets and Goodwill
(7)	Impairment of Intangible Assets and Goodwill

As of December 31, 2021, the Company determined a triggering event occurred due to the decline in the Company’s market capitalization, coupled with the delayed effects of the COVID-19 pandemic, and as such, the Company performed a qualitative analysis of IPR&D. Due to continued delays in the clinical trials experienced during the COVID-19 restrictions, the Company revised its expectations of when revenues would commence for the ReShape Vest, thus reducing the near-term future net cash flows related to the ReShape Vest. As a result, the Company performed a quantitative impairment analysis and recorded a one-time nonrecurring impairment charge of $7.2 million, for the excess of the carrying value over the estimated fair value. The fair value of the IPR&D was estimated using an income approach using Level 3 assumptions which included discounting the revised projected future net cash flows to their present value, with a discount rate of 21.7%. The Company also assessed the recoverability of the finite-lived intangible assets and did not identify any impairment as a result of this analysis.

As of December 31, 2021, the Company determined due to a decrease in market capitalization, that it is more likely than not that the fair value of net assets are below their carrying amounts and, therefore, the Company performed a goodwill impairment test. The Company estimated the fair value of the goodwill using a combination of the income and market approach, and then the carrying amount including the goodwill to the fair value. Since the fair value was less than the carrying amount, we calculated the goodwill impairment as the difference between the fair value and carrying value. As the difference was greater than the carrying amount of the goodwill the Company impaired the entire balance of $21.6 million.

During the second quarter of 2020, the Company determined a triggering event occurred due to the COVID-19 pandemic, and as such, the Company performed a quantitative analysis and determined the fair value of the IPR&D exceeded the carrying value and concluded there was no impairment of intangible assets. No IPR&D impairment was recognized for the year ended December 31, 2020.